UNITED STATES
           SECURITIES AND EXCHANGE COMMISSION
                 Washington, DC 20549

                       FORM 8-K


                    Current Report
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 1, 2002

             Frozen Food Express Industries, Inc.
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      (Exact name of registrant as specified on its charter)



       Texas                     1-10006                   75-1301831
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(State or other jurisdiction    (Commission              (IRS Employer
of incorporation or              File Number)            Identification No.)
organization)




                        1145 Empire Central Place
                               Dallas, Texas                    75247-4309
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    (Address of principal executive offices)                    (Zip Code)

                            (2l4) 630-8090
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         (Registrant's telephone number, including area code)

                                 None
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           (Former name, former address and former fiscal year,
                      if changed since last report)






                                INDEX



                      PART I - FINANCIAL INFORMATION

                                                               Page No.
                                                               --------
Item 1.   Change in Control of Registrant                        N/A

Item 2.   Acquisition or Disposition of Assets                   N/A

Item 3.   Bankruptcies or Receiverships                          N/A

Item 4.   Changes in Registrant's Certifying Accountants         N/A

Item 5.   Other Events                                            3

Item 6.   Resignations of Registrant's Directors                 N/A

Item 7.   Financial Statements and Exhibits                       3

          Exhibit 99.1 Press Release                              4

Item 8.   Change in Fiscal Year                                  N/A








Item 5.  OTHER EVENTS

A. On April 1, 2002, the Registrant announced an accounting change and restatement and issued the attached press release, which is filed as Exhibit 99.1 to this current report on Form 8-K.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

C.   Exhibits

     99.1 Press Release -     Frozen Food Express Industries
                              Announces Change in Accounting and
                              Restatement
                              (April 1, 2002)






SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              FROZEN FOOD EXPRESS INDUSTRIES, INC.
                              -------------------------------------
                              (Registrant)



April 1, 2002                 By: /s/ Stoney M. Stubbs, Jr.
                                 --------------------------
                                   Stoney M. Stubbs, Jr.
                                   Chairman of the Board of Directors
                                   And President
                                   (Principal Executive Officer)